                       SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C. 20549

                        FORM 8-K

                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                DECEMBER 21, 2010
                                -----------------------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           ---------------------------------------------
                   (Exact name of Registrant as specified in its charter)

                           0-9437
                          ---------
                        (Commission File No.)

      ARIZONA                        86-0220694
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          (State or other jurisdiction)    (IRS Employer Identification No.)

             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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            (Address of Principal Executive Office)                   (Zip Code)

                                 (480) 607-1010
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Agreement
Item 2.03         Creation of a Direct Financial Obligation

On December 16, 2010, Alanco Technologies, Inc. (“the Company”) entered into an agreement to amend its Line of Credit Agreement with a trust controlled By Donald Anderson, a greater than 5% stockholder of the Company.  Under the amendment, the amount available to the Company increased by $300,000 and the maturity date of the Line of Credit was extended to January 31, 2011.  A copy of the agreement is attached hereto as Exhibit 99.1, and is hereby incorporated by reference in this Item 2.03.

On December 16, 2010, Alanco Technologies, Inc. (“the Company”) completed an agreement with its CEO, Robert R. Kauffman, whereby the Company received $100,000 under an unsecured promissory note which accrues interest at a rate of 12% per annum.  A copy of the promissory note is attached hereto as Exhibit 99.2, and is hereby incorporated by reference in this Item 2.03.

Item 9.01

Exhibit 99.1                                Sixth Amendment to Restated Loan and Security Agreement

Exhibit 99.2                                Promissory Note

       SIGNATURES

                                                              ALANCO TECHNOLOGIES, INC.
Date: December 21, 2010                                        By: /s/John A Carlson
                                                                      -----------------------------
                                                             Chief Financial Officer